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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 28, 2006

                              BANCFIRST CORPORATION
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             (Exact name of registrant as specified in its charter)

            OKLAHOMA                    0-14384                73-1221379
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

     101 North Broadway, Oklahoma City, Oklahoma                 73102
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (405) 270-1086


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 2.04     TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
              OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

         On November 28, 2006, BancFirst Corporation (the "Company") called for the redemption on January 15, 2007 of all of its outstanding 9.65% Junior Subordinated Deferrable Interest Debentures, Series B, due January 15, 2027 (the "Debentures"), which are held by BFC Capital Trust I. As a result, all of the outstanding 9.65% Capital Securities, Series B, and 9.65% Common Securities of BFC Capital Trust I (collectively, the "Trust Securities") will also be redeemed on January 15, 2007. The redemption price for the Trust Securities will be 104.825% of the aggregate $25,000,000 liquidation amount of the Trust Securities that are publicly held, plus approximately $1,206,250 of accrued distributions thereon through the redemption date.

         The Debentures were originally issued on February 4, 1997 and, in accordance with their terms, are subject to optional redemption by the Company on or after January 15, 2007. Pursuant to the terms of its Amended and Restated Declaration of Trust, BFC Capital Trust I is required to use the proceeds it receives from the redemption of the Junior Subordinated Debentures to redeem its Trust Securities on the same day. The redemption price for the Debentures is identical to the redemption price for the Trust Securities.

         As a result of these transactions, the Company will incur a one-time charge of approximately $1.2 million after taxes, at the time of the redemption. The one-time charge reflects the premium paid and the acceleration of the unamortized issuance costs.

         Following the prepayment of the Debentures and the redemption of the Trust Securities, the Company will continue to comply with all applicable regulatory capital requirements and BancFirst, the Company's principal subsidiary bank, will continue to be "well capitalized" for regulatory purposes.

         For additional information, please see the press release announcing the redemption attached as Exhibit 99.1 hereto.

ITEM 7.01.    REGULATION FD DISCLOSURE

         On November 28, 2006, the Company issued a press release announcing its intention to prepay the Debentures and to redeem the Trust Securities. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 8.01     OTHER EVENTS

         On November 28, 2006, the BancFirst Corporation announced its approval of a cash dividend on its common stock. A copy of this press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits.

         Exhibits:

         99.1     Press Release dated November 28, 2006.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BANCFIRST CORPORATION
                                                   (Registrant)


Date: November 28, 2006                            /s/ Joe T. Shockley, Jr.
                                                   -----------------------------
                                                   Joe T. Shockley, Jr.
                                                   Executive Vice President,
                                                   Chief Financial Officer
                                                   and Secretary
                                                   (Principal Financial Officer)

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      EXHIBIT DESCRIPTION
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99.1        Press release dated November 28, 2006.

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